UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 26, 2011

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.   Submission of Matters to a Vote of Security Holders.

(a)  The Macerich Company (the “Company”) held its Annual Meeting of Stockholders on May 26, 2011 (the “Annual Meeting”).

(b)  At the Annual Meeting, the Company’s stockholders (i) elected the ten nominees listed below to serve as directors for a term of one year expiring at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (ii) ratified the appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2011, (iii) approved the compensation of the Company’s named executive officers, and (iv) selected the option of once every year as the preferred frequency for future advisory votes on executive compensation.

Item 1:  The election of ten directors for a one-year term expiring at the 2012 Annual Meeting of Stockholders

	For	Against	Abstensions	Broker Non- Votes
Douglas D. Abbey	111,875,816	3,998,964	14,954	5,239,989

Dana K. Anderson	115,459,169	417,651	12,914	5,239,989

Arthur M. Coppola	114,921,773	897,522	70,439	5,239,989

Edward C. Coppola	115,491,504	382,607	15,623	5,239,989

James S. Cownie	115,397,746	475,378	16,610	5,239,989

Fred S. Hubbell	115,399,978	473,163	16,593	5,239,989

Diana M. Laing	110,049,101	5,824,672	15,961	5,239,989

Stanley A. Moore	109,719,081	6,154,305	16,348	5,239,989

Mason G. Ross	110,041,846	5,831,541	16,347	5,239,989

Dr. William P. Sexton	109,721,512	6,152,974	15,248	5,239,989

Item 2:  The ratification of the appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2011

For	Against	Abstensions
121,081,916	29,002	18,805

There were no broker non-votes for Item 2.

Item 3:                      Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers

For	Against	Abstensions	Broker Non- Votes
94,362,945	21,134,738	392,051	5,239,989

Item 4:                      Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Every Year	Every Two Years	Every Three Years	Abstensions	Broker Non- Votes
104,312,728	25,199	11,530,672	21,135	5,239,989

(d)  The Board of Directors of the Company has considered the views of its stockholders and has decided that it will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: RICHARD A. BAYER

May 27, 2011	/s/ Richard A. Bayer
Date	Senior Executive Vice President,
Chief Legal Officer and Secretary